                                 [QUANTA LOGO]

                         Contact:    Investor Contact:    John S. Brittain, Jr.
                                                          (441) 294-6350

                                     Media Contact:       Sabrena E. Tufts
                                                          (441) 294-6377

FOR IMMEDIATE RELEASE

             QUANTA CAPITAL HOLDINGS ANNOUNCES THIRD QUARTER RESULTS
      COMPANY REPORTS NET LOSS OF $37.4 MILLION, OR $0.66 PER DILUTED SHARE

         HAMILTON, BERMUDA - (BUSINESS WIRE) - NOVEMBER 2, 2004 - QUANTA CAPITAL
HOLDINGS LTD. (NASDAQ: QNTA) today reported that its net loss for the third quarter of 2004 was $37.4 million, or $0.66 per diluted share. This compares to a net income of $1.8 million, or $0.03 per diluted share, for the second quarter of 2004. Net loss excluding net realized gains on investments for the third quarter of 2004 was $37.7 million or $0.66 per share. The company was formed in
May 2003, and did not commence its insurance business until the fourth quarter of 2003. Accordingly, there is no comparative information for the third quarter of 2003.

         The company's results were negatively impacted by the four hurricanes that hit the Southeast United States over a six week period during the third quarter. These losses offset an otherwise strong quarter in terms of growth in earned premiums and earnings per share compared to the second quarter of 2004.

         The unprecedented series of hurricane events resulted in loss expenses of $45.1 million or $0.79 per share in the third quarter. These hurricane losses are consistent with previously released estimates. Net income for the third quarter excluding hurricane catastrophe losses was $7.7 million, or $0.13 per diluted share.

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                                                                          Page 2

         Gross written premiums for the third quarter of 2004 were $116.7 million, and net written premiums were $86.0 million, which compares to gross written premiums of $135.0 million and net written premiums of $114.1 million in the second quarter of 2004. For the third quarter, reinsurance contributed $44.7 million of the net written premiums and specialty insurance contributed $41.2 of the net written premiums. Net premiums earned in the third quarter were $65.5 million, compared to $56.9 million for the second quarter of 2004. Technical
Services revenues for the third quarter 2004 were $7.7 million compared to revenues of $8.3 million for the second quarter of 2004.

         Tobey J. Russ, Quanta's Chief Executive Officer, stated, "Despite the unusual hurricane losses, which were disappointing, but within our specific risk and capital management parameters, our underlying business continued to grow in the third quarter. Third quarter revenues increased 14% and net income excluding hurricane catastrophe losses increased over net income for the second quarter of
2004."

         Mr. Russ continued, "We believe Quanta is well positioned with in excess of $580 million of cash and investments to support the execution of our specialty lines strategy. In response to the recent catastrophes, we have been servicing our clients and delivering on our promise to pay claims promptly."

         Quanta will host a conference call to discuss second quarter results at
9:00 a.m. Eastern Time on Wednesday, November 3, 2004. A live webcast of this call will be available at www.quantaholdings.com and will be archived on
Quanta's website. A telephone replay of the conference call also will be available beginning on November 3, 2004 at 11:00 a.m. Eastern Time, until
November 10, 2004. To access the replay, domestic callers should dial
888-286-8010 and international callers should dial 617-801-6888. All callers should provide pass code #37295712.

         Net loss excluding net realized gains and losses on investments, and net income excluding hurricane catastrophe losses are non-GAAP financial measures. A reconciliation of these measures to the company's net loss is presented at the end of this release.

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ABOUT QUANTA CAPITAL HOLDINGS LTD.

Quanta Capital Holdings Ltd., a Bermuda holding company, provides specialty insurance, reinsurance, risk assessment and risk consulting products and services through its subsidiaries. Through operations in Bermuda, the United
States, Ireland and the United Kingdom, Quanta focuses on writing coverage for specialized classes of risk through a team of experienced, technically qualified underwriters. The company offers specialty insurance and reinsurance products that often require extensive technical underwriting skills, risk assessment resources and engineering expertise. Quanta is listed on the NASDAQ stock market and trades under the symbol QNTA.

The statements contained in this press release may include forward-looking statements within the meaning of the federal securities law. Although the company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be achieved. For example, the Company's hurricane losses are a preliminary estimate of ultimate losses from these events and those losses may change as claims are received. As forward-looking statements, these statements involve risks, uncertainties and other factors that could cause actual results to differ materially from the expected results. These factors are detailed in the company's filings with the U.S. Securities and Exchange
Commission. The company assumes no obligation to update or supplement forward-looking statements to reflect subsequent events or circumstances.

                               (TABLES TO FOLLOW)

                                                                          Page 4

                          QUANTA CAPITAL HOLDINGS LTD.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                               THREE MONTHS        NINE MONTHS
                                              ENDED 9/30/04      ENDED 9/30/04
                                            ----------------    ---------------

Gross premiums written                            $ 116,729          $ 370,428
Net premiums written                                 85,969            312,487
Net premiums earned                                  65,523            149,613
Technical services revenues                           7,727             22,580
Net investment income                                 3,258              9,811
Net realized gains on investments                       297                665
Other income                                            221                775
                                            ----------------    ---------------
     Total revenues                                  77,026            183,444

Net losses and loss expenses incurred                77,963            126,176
Acquisition expenses                                 16,424             35,885
Direct technical services costs                       5,231             15,442
General and administrative expenses                  14,294             44,700
Depreciation and amortization                           560              1,397
                                            ----------------    ---------------
     Total expenses                                 114,472            223,600

     Loss before income taxes                      (37,446)           (40,156)
Income tax expense
                                                         --                 --
                                            ----------------    ---------------
     Net loss                                     $(37,446)          $(40,156)
                                            ================    ===============

Weighted average number of common shares
and common share equivalents
- basic and diluted                              56,798,218         56,798,218

Net loss per common share
- basic and diluted                               $  (0.66)          $  (0.71)
                                            ================    ===============

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                          QUANTA CAPITAL HOLDINGS LTD.
                           CONSOLIDATED BALANCE SHEETS
                                 (in thousands)

                                                     AS OF 9/30/04      AS OF 12/31/03
                                                   ----------------    ----------------
                                                       (unaudited)

ASSETS
Investments at fair market value                         $ 510,680           $ 467,036
Cash and cash equivalents                                   73,191              47,251
Premiums receivable                                        132,327              10,961
Other accounts receivable                                    8,804               8,957
Deferred acquisition costs                                  42,601               6,616
Deferred reinsurance premiums                               44,967               1,925
Losses and loss adjustment expenses recoverable              6,051               3,263
Accrued investment income                                    3,754               2,995
Property and equipment, net                                  3,812               1,117
Goodwill and intangible assets                              20,802              21,351
Other assets                                                 4,136               2,289

                                                   ----------------    ----------------
     Total assets                                        $ 851,125           $ 573,761
                                                   ================    ================

LIABILITIES
Reserve for losses and loss adjustment expenses          $ 124,534             $ 4,454
Unearned premiums                                          225,960              20,044
Environmental liabilities assumed                            6,697               7,018
Reinsurance balances payable                                23,061                 334
Accounts payable and accrued expenses                       10,866              17,609
Net payable for investments purchased                       10,928              34,766
Deferred income and other liabilities                        3,155               2,053

                                                   ----------------    ----------------
     Total liabilities                                   $ 405,201             $86,278
                                                   ================    ================

SHAREHOLDERS' EQUITY
Common shares                                                  568                 568
Additional paid-in capital                                 523,771             524,235
Accumulated deficit                                       (78,633)            (38,477)
Accumulated other comprehensive income                         218               1,157
                                                   ----------------    ----------------
     Total shareholders' equity                          $ 445,924           $ 487,483

                                                   ----------------    ----------------
     Total liabilities and shareholders' equity          $ 851,125           $ 573,761
                                                   ================    ================

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                          QUANTA CAPITAL HOLDINGS LTD.
                        CONSOLIDATED UNDERWRITING RATIOS
                                   (Unaudited)

As a recently formed company with limited underwriting activities during the three and nine months ended September 30, 2004, the following Net Expense Ratio and Combined Ratio are not necessarily indicative of our future underwriting performance.

                                                Three months       Nine months
                                              ended 9/30/04      ended 9/30/04
                                              -------------      -------------

Loss Ratio(1)                                        119.0%              84.3%

Acquisition Expense Ratio(2)                          25.1%              24.0%
General and Administrative Expense Ratio(3)           13.8%              12.0%
                                                   --------          ---------
Net Expense Ratio(4)                                  38.9%              36.0%
                                                   --------          ---------

Combined Ratio(5)                                    157.9%             120.3%
                                                   ========          =========

(1)  The Loss Ratio is calculated by dividing net losses and loss expenses incurred by net premiums earned.

(2)  The Acquisition Expense Ratio is calculated by dividing acquisition expenses by net premiums earned.

(3)  The General and Administrative Expense Ratio indicates the level of indirect costs associated with acquiring/writing insurance and reinsurance contracts, and is calculated by dividing general and administrative expenses associated with our underwriting activities by net premiums written. General and administrative expenses associated with our underwriting activities for the three months and nine months ended 9/30/04 were $11.8 million and $37.4 million, respectively, and exclude $2.5 million and $7.3 million related to our technical services activities for the same periods.

(4)  The Net Expense Ratio is the sum of our Acquisition Expense Ratio and
     General and Administrative Expense Ratio.

(5)  The Combined Ratio is the sum of our Loss Ratio and Net Expense Ratio.

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                          QUANTA CAPITAL HOLDINGS LTD.
                   NON-GAAP FINANCIAL MEASURE RECONCILIATIONS
                (Dollars in thousands, except per share amounts)
                                   (Unaudited)

In addition to the GAAP financial measures and the ratios included within this release, the Company has presented "net income (loss) excluding net realized gains and losses on investments" and "net income excluding catastrophe losses,"
which are non-GAAP financial measures.

NET INCOME EXCLUDING REALIZED GAINS AND LOSSES ON INVESTMENTS

The Company has included the "net loss excluding net realized gains and losses on investments" measure as it believes that security analysts, rating agencies and investors believe that realized gains and losses are largely opportunistic and are a function of economic and interest rate conditions. As a result, the
Company believes that they evaluate the net income or loss before realized gains or losses to make performance comparisons with the Company's industry peers.

                                                                   Three months        Nine months
                                                                  ended 9/30/04      ended 9/30/04

Net loss                                                              $(37,446)         $ (40,156)
Adjustment for net realized gains on investments                          (297)              (665)
Adjustment for associated tax impact of net realized gains
     on investments                                                          --                 --
                                                               -----------------   ----------------
Net loss excluding realized gains on investments                      $(37,743)          $(40,821)
                                                               =================   ================

Net loss per share  - basic and diluted                               $  (0.66)          $  (0.71)
Adjustment for net realized gains on investments                             --             (0.01)
Adjustment for associated tax impact of net realized gains
     on investments                                                          --                 --
                                                               -----------------   ----------------
Net loss per share excluding realized gains on investments -
     basic and diluted                                                $  (0.66)          $  (0.72)
                                                               =================   ================

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                NET INCOME EXCLUDING HURRICANE CATASTROPHE LOSSES

The Company has included the "net income excluding hurricane catastrophe losses"
measure as it believes that the results for the third quarter of 2004 including the effects of the hurricane losses reduces the comparability of the Company's third quarter results to prior reporting periods. As a result, the Company believes that the evaluation of net income excluding hurricane catastrophe losses allows for meaningful performance comparisons to the Company's previous periods given the Company's recent formation and limited operating history.
Furthermore, the Company believes that security analysts, rating agencies and investors evaluate its performance relative to its prior reporting periods and to its competitors by excluding the impact of the hurricane property catastrophe losses.

                                                                   Three months         Nine months
                                                                  ended 9/30/04       ended 9/30/04
                                                               -----------------   -----------------

Net loss                                                              $(37,446)           $(40,156)
Adjustment for hurricane catastrophe losses                              45,100              45,100
Adjustment for associated tax impact of hurricane
     catastrophe losses                                                      --                  --

                                                               -----------------   -----------------
Net income excluding hurricane catastrophe losses                      $  7,654            $  4,944
                                                               =================   =================

Net loss per share  - basic and diluted                               $  (0.66)           $  (0.71)
Adjustment hurricane catastrophe losses                                    0.79                0.79
Adjustment for associated tax impact of hurricane
     catastrophe losses                                                      --                  --
                                                               -----------------   -----------------
Net income per share excluding hurricane catastrophe losses
     - basic and diluted                                               $   0.13            $   0.08
                                                               =================   =================

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